UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2005
Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Items.

The errors described below will have no impact on the consolidated financial statements of First Industrial Realty Trust, Inc. (the “Company”) (NYSE: FR) and do not constitute a material weakness in the internal control over financial reporting of the Company.

On December 19, 2005, management and the audit committee of First Industrial, L.P. (the “Operating Partnership”), of which the Company is the general partner, determined that the Operating Partnership’s consolidated balance sheet as of December 31, 2004 and consolidated statement of changes in partners’ capital for the year then ended contained in its annual report on Form 10-K for the year then ended and its consolidated balance sheets as of March 31, 2005, June 30, 2005 and September 30, 2005 contained in its quarterly reports on Form 10-Q for the periods ended on such dates should no longer be relied upon and should be restated because of errors in such financial statements related to its recording of General Partner Unit and General Partner Preferred Unit account dollar balances.

The Operating Partnership is filing a current report on Form 8-K substantially contemporaneously herewith relating to such errors and restatements that includes the conclusion of management of the Operating Partnership that, as of December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, the Operating Partnership did not maintain effective controls over the accuracy, presentation, monitoring and review of its General Partner Unit and General Partner Preferred Unit account dollar balances and that this control deficiency constituted at such times a material weakness in the Operating Partnership’s internal control over financial reporting as defined in Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” This control deficiency will result in the restatement of the Operating Partnership's 2004 consolidated financial statements and the Operating Partnership's first, second and third quarter consolidated financial statements in 2005. Management of the Operating Partnership took immediate action upon identification of this material weakness and reviewed the Operating Partnership's partners' capital accounts and corrected the General Partner Preferred Unit and General Partner Unit account dollar balances. Additionally, management implemented additional controls to remediate this control deficiency. Management of the Operating Partnership will assess the operating effectiveness of these new controls during the year-end financial reporting process.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              FIRST INDUSTRIAL REALTY TRUST, INC.

                                                              By:  /s/ Scott A. Musil
                                                                       Name:    Scott A. Musil
                                                                       Title:      Senior Vice President-Controller
                                                                                     (Principal Accounting Officer)

Date: December 21, 2005